Exhibit 32

CERTIFICATION PURSUANT

Section 1350 Certification as adopted pursuant to

Section 906 of the SARBANES-OXLEY ACT OF 2002

The undersigned officer of Mascot Properties, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended June 30, 2012 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 1, 2012

By: /s/ David Dreslin

        David Dreslin

        Principal Executive Officer

        Principal Financial Officer